SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment to Form 8-K/A, filed August 18, 2003)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Reported Event): June 25, 2003

INSTANET, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	333-56250	84-1575085
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

480 South Holly Street, Denver, CO	80246
(Address of Principal Executive Offices)	(Zip Code)

(303) 316-8577

(Registrant’s Telephone Number)

Item 7.	Financial Statements, Pro Forma Financial Information

The following unaudited pro forma combined statements of operations are filed as a revision to the statements included in our current report on Form 8-K/A, filed on August 18, 2003, as amended by our Form 8-K/A, filed August 21, 2003. This amendment adds to the pro forma financials filed with our Form 8-K/A the historical audited financials of VitaCube Systems, Inc. for the years ending December 31, 2001 and 2002.

These unaudited pro forma combined statements of operations reflect the acquisition of VitaCube Systems, Inc. (“VitaCube”) by Instanet, Inc. (“Instanet”), through the exchange of stock, as if it had occurred on January 1, 2002. Instanet Inc. was formed January 2001 and was a development stage company.

The acquisition was accomplished on June 20, 2003 through the exchange of all of the outstanding common shares of VitaCube for 13,572,000 shares of Instanet common stock, representing a controlling interest in Instanet.

The acquisition of VitaCube is considered a reverse acquisition and accounted for under the purchase method of accounting. Under reverse acquisition accounting, VitaCube is considered the acquirer for accounting and financial reporting purposes, and acquired the assets and assumed the liabilities of Instanet. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their fair values. No adjustments have been made in the pro forma balance sheet to the carrying values of the Instanet assets acquired or liabilities assumed since management believes that their carrying values approximate fair value.

Instanet Inc.

Proforma Condensed

Consolidated Statement of Operations

Six Months Ended June 30, 2003

	Instanet Inc.	VitaCube Systems Inc.	Pro Forma Adjustments	Pro Forma As Adjusted
	(unaudited)	(unaudited)
Revenue:
Sales	$—	$753,084	$—	$753,084
Less: Sales Discounts	—	(14,030)	—	(14,030)

Net Revenue	—	739,054	—	739,054
Cost of Goods Sold	—	272,331	—	272,331

Gross Profit	—	466,723	—	466,723

Expenses:
Selling and marketing	—	684,180	—	684,180
General and administrative	16,020	525,850	—	541,870
Depreciation and amortization	—	41,659	—	41,659

Total operating expenses	16,020	1,251,689	—	1,267,709

Interest expense	—	(91,929)	—	(91,929)

NET LOSS	$(16,020)	$(876,895)	$—	$(892,915)

Net loss per share of common stock-basic and diluted	$(0.01)			$(0.059)

Weighted average number of common shares outstanding	15,101,667			15,101,667 (1)

Instanet Inc.

Proforma Condensed

Consolidated Statement of Operations

Year Ended December 31, 2002

	Instanet Inc.	VitaCube Systems Inc.	Pro Forma Adjustments	Pro Forma As Adjusted
Revenue:
Sales	$—	$1,010,300	$—	$1,010,300
Less: Sales Discounts	—	(26,743)	—	(26,743)

Net Revenue	—	983,557	—	983,557
Cost of Goods Sold	—	291,132	—	291,132

Gross Profit	—	692,425	—	692,425

Expenses:
Selling and marketing	—	1,178,619	—	1,178,619
General and administrative	14,127	792,168	—	806,295
Research and development	—	88,456	—	88,456
Depreciation and amortization	—	82,106	—	82,106

Total operating expenses	14,127	2,141,349	—	2,155,476

Interest expense	—	(156,928)	—	(156,928)

NET LOSS	$(14,127)	$(1,605,852)	$—	$(1,619,979)

Net loss per share of common stock-basic and diluted	$(0.01)			$(0.11)

Weighted average number of common shares outstanding	1,508,000			15,080,000 (1)

(1)	Proforma adjustments include the following:

The weighted average shares outstanding after the acquisition represents the issuance of 13,572,000 shares of common stock of Instanet to the shareholders of VitaCube. The weighted average shares outstanding were computed as if the shares issued in connection with the acquisition had been outstanding for the entire period.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

VitaCube Systems, Inc.

We have audited the accompanying balance sheets of VitaCube Systems, Inc. as of December 31, 2002 and 2001, and the related statements of operations, changes in shareholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VitaCube Systems, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8, the Company has incurred a net loss of $1,605,857 for the year ended December 31, 2002 and has incurred net losses since inception. At December 31, 2002, current liabilities exceed current assets by $361,292 and total liabilities exceed total assets by $1,694,643. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability of and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

/s/    SPICER, JEFFRIES & CO.

Denver, Colorado

February 12, 2003

VITACUBE SYSTEMS, INC.

BALANCE SHEETS

	December 31, 2002	December 31, 2001
ASSETS
CURRENT ASSETS:
Cash	$28,673	$9,236
Accounts receivable	79,892	13,893
Inventory	527,055	419,309
Other assets	27,550	50,968

Total current assets	663,170	493,406

INTANGIBLE ASSETS, NET (Note 5)	56,038	25,050
PROPERTY AND EQUIPMENT, NET (Note 4)	246,472	322,842

Total non-current assets	302,510	347,892

TOTAL ASSETS	$965,680	$841,298

LIABILITIES AND SHAREHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$440,343	$68,691
Accrued interest expense	70,677	73,621
Due to shareholders (Note 6)	13,442	1,276,552
Related party bridge loan (Note 7)	200,000	—
Bridge loan (Note 7)	300,000	—

Total current liabilities	1,024,462	1,418,864

LONG-TERM SUBORDINATED LOANS (Note 6)	1,635,861	—

COMMITMENTS AND CONTINGENCIES (Note 7)
SHAREHOLDERS’ DEFICIT (Notes 2 and 8):
Preferred stock, 2,000,000 shares authorized, no shares outstanding	—	—
Common stock, no par value, 50,000,000 shares authorized, 3,415,000 shares and 6,300,000 shares issued and oustanding, respectively (Notes 2 and 8)	1,088,780	600,000
Accumulated deficit	(2,783,423)	(1,177,566)

Total shareholders’ deficit	(1,694,643)	(577,566)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$965,680	$841,298

The accompanying notes are an integral part of these statements.

VITACUBE SYSTEMS, INC.

STATEMENTS OF OPERATIONS

	Year ended December 31, 2002	Year ended December 31, 2001
REVENUE:
Sales	$1,010,300	$374,142
Less: sales discounts	(26,743)	(170,694)

Net sales	983,557	203,448
COST OF GOODS SOLD	291,132	123,867

GROSS PROFIT	692,425	79,581

EXPENSES:
Selling and marketing expenses	1,178,624	405,503
General and administrative expenses	792,168	531,261
Research and development	88,456	94,421
Depreciation and amortization	82,106	28,525

Total operating expenses	2,141,354	1,059,710

Net loss from operations	(1,448,929)	(980,129)
INTEREST EXPENSE	(156,928)	(73,621)

NET LOSS	$(1,605,857)	$(1,053,750)

Basic and diluted net loss per common share	$(0.29)	$(0.17)

Basic and diluted weighted-average number of common shares outstanding	5,578,750	6,300,000

The accompanying notes are an integral part of these statements.

VITACUBE SYSTEMS, INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT

YEARS ENDED DECEMBER 31, 2002 AND 2001

	Shares	Common Stock	Deficit	Total
Balances, January 1, 2001	6,300,000	$25,100	$(123,816)	$(98,716)
Capital contribution	—	574,900	—	574,900
Net loss	—	—	(1,053,750)	(1,053,750)

Balances, December 31, 2001	6,300,000	600,000	(1,177,566)	(577,566)
Common stock converted to subordinated loan	(2,735,000)	(300,000)	—	(300,000)
Cancellation of shares	(150,000)	—	—	—
Conversion of shareholder advances to capital (Note 2)	—	788,780	—	788,780
Net loss	—	—	(1,605,857)	(1,605,857)

Balances, December 31, 2002	3,415,000	$1,088,780	$(2,783,423)	$(1,694,643)

The accompanying notes are an integral part of these statements.

VITACUBE SYSTEMS, INC.

STATEMENTS OF CASH FLOWS

	Year ended December 31, 2002	Year ended December 31, 2001
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,605,857)	$(1,053,750)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	82,106	29,825
Decrease (increase) in accounts receivable	(65,999)	11,207
Increase in inventory	(107,746)	(419,309)
(Increase) decrease in other assets	23,418	(50,968)
Increase in accounts payable and accrued expenses	327,628	68,600
Increase in accrued interest	41,085	73,621

Net cash used in operating activities	(1,305,365)	(1,340,774)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of intangible assets	(33,884)	(25,702)
Purchase of property and equipment	(2,845)	(302,006)

Net cash used in investing activities	(36,729)	(327,708)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advance from shareholder	861,531	—
Proceeds from capital contributions	—	574,900
Proceeds from related party bridge loan	200,000
Proceeds from bridge loans	300,000	—
Advance on subordinated note payable	—	1,102,818

Net cash provided by financing activities	1,361,531	1,677,718

NET INCREASE IN CASH	19,437	9,236
CASH, beginning of year	9,236	—

CASH, end of year	$28,673	$9,236

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Shareholder advances converted to subordinated note	$1,635,861	$—

Shareholder advances converted to common stock	$788,780	$—

Interest on shareholder notes added to principal	$159,870	$—

The accompanying notes are an integral part of these statements.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 1 – ORGANIZATION, OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

VitaCube Systems, Inc. (the “Company”) was incorporated in October 2000 in the state of Colorado to operate, develop, market and sell a line of nutrition and sports supplement products supported by customer education and a packaging delivery system intended to make those products convenient to use. The Company is using various sales channels to market its products including the use of personal care providers, primary care physician referrals, e-commerce marketing and retail chain store sales.

The Company has developed a line of nutritional supplements that consists of vitamins, minerals, amino acids, and proteins. Its vitamin/mineral complexes are organized into systems of nutrition called VitaCubes that explicitly tell the consumer what supplements to take and when to take them. The Company has also developed an electrolyte drink, E-force, and a high quality meal replacement beverage, the VitaPro Nutrition Shake on which it focuses much of its marketing and sales effort.

Public Offering of Securities

The Company has signed a letter of intent with an underwriter to offer 1,400,000 shares of common stock to the public at a price of $5.00 per share. The underwriter will receive 140,000 common stock options exercisable at 120% of the offering price for a period of 5 years commencing one year from the date of the public offering.

Cash Equivalents

All highly liquid investments purchased with an original maturity of three months or less are considered to be cash equivalents.

Accounts Receivable

The Company uses the allowance method in accounting for bad debts. The Company believes all receivables are collectible.

Property and Equipment

The Company provides for depreciation of property and equipment using the straight-line method of depreciation based on estimated useful lives of between three and ten years.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 1 – ORGANIZATION, OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

Revenue is recognized at the time products are shipped.

Sales Discounts

Sales discounts include discounts provided to professional athletes, resellers, and other customers to promote and increase sales of the Company’s products. In addition, the Company offers a money back guarantee on initial sales to customers.

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows estimated to be generated by the asset.

Inventory

Inventory is stated at the lower of cost or market on a FIFO (first-in first-out) basis. Provision is made to reduce excess or obsolete inventory to the estimated net realizable value. The Company purchases vitamins, packages them, and resells them in various forms and containers.

Advertising Costs

Advertising and marketing costs are expensed as incurred and totaled approximately $280,000 and $19,300 for the years ended December 31, 2002 and 2001, respectively.

Intangible Assets

The Company’s intangible assets are being amortized over their estimated life of 15 years.

Income Taxes

The Company has elected under the provisions of the Internal Revenue Code to be an S corporation. Accordingly, in lieu of corporation income taxes, the shareholders are taxed on the Company’s taxable income, whether or not distributed. The Company will terminate its subchapter “S” status with the internal revenue service upon completion of an initial public offering (“IPO”) of its stock. As of that date, the Company will be taxed as a C-Corporation.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 1 – ORGANIZATION, OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Any losses prior to that date will be allocated to the shareholders and may not be used by the Company after the IPO.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Management believes that the estimates utilized in the preparation of the financial statements are prudent and reasonable. Actual results could differ from these estimates.

Stock Based Compensation

As permitted by the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” the Company has elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock-Issued to Employees,” and related interpretations in accounting for its employee stock option plans. Under APB No. 25, no compensation expense is recognized at the time of option grant because the exercise price of the Company’s employee stock option exceeds the fair market value of the underlying common stock on the date of grant.

Net Loss Per Share

Earnings per share requires presentation of both basic earnings per common share and diluted earnings per common share. Since the Company has a net loss for all periods presented since inception, any common stock equivalents would not be included in the weighted average calculation since their effect would be anti-dilutive.

Stock Split

The Company’s directors voted to forward split the Company’s common stock 2:1. Common shares outstanding have been restated in the accompanying financial statements as a result of this event.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 1 – ORGANIZATION, OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments

Substantially all of the Company’s assets and liabilities are carried at fair value or contracted amounts that approximate fair value. Estimates of fair value are made at a specific point in time, based on relative market information and information about each financial instrument, specifically, the value of the underlying financial instrument. Assets that are recorded at fair value consist largely of short-term receivables and other assets, which are carried at contracted amounts that approximate fair value. Similarly, the Company’s liabilities consist primarily of short term liabilities recorded at contracted amounts that approximate fair value.

Recent Accounting Pronouncements

In April 2002, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” Such standard requires any gain or loss on extinguishments of debt to be presented as a component of continuing operations (unless specific criteria are met) whereas SFAS No. 4 required that such gains and losses be classified as an extraordinary item in determining net income. Upon adoption of SFAS No. 145, the Company will reclassify any extraordinary gains and losses on the extinguishments of debt recorded in prior periods to continuing operations. The adoption of SFAS 145 did not have a material effect on the Company’s financial position or results of operations.

In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” Such standard requires costs associated with exit or disposal activities (including restructurings) to be recognized when the costs are incurred, rather than at a date of commitment to an exit or disposal plan. SFAS No. 146 nullifies EITF Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” Under SFAS No. 146, a liability related to an exit or disposal activity is not recognized until such liability has actually been incurred whereas under EITF Issue No. 94-3 a liability was recognized at the time of a commitment to an exit or disposal plan. The provisions of this standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not have a material effect on the Company’s financial position or results of operations.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 1 – ORGANIZATION, OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

On December 31, 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure.” This standard amends SFAS No. 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. This standard also requires prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The adoption of SFAS 148 did not have a material effect on the Company’s financial position or results of operations.

NOTE 2 – SHAREHOLDERS’ EQUITY

The authorized capital stock of the Company consists of 50,000,000 shares of common stock. Each share of common stock is entitled to one vote. The holders of the common stock are entitled to receive, when and as declared by the Board of Directors, dividends payable either in cash, in property or in shares of the common stock of the Company. Dividends have no cumulative rights and dividends will not accumulate if the Board of Directors does not declare such dividends. Through December 31, 2002, no dividends have been declared or paid by the Company.

In October 2002, the Company amended its articles of incorporation to increase its authorized common shares to 50,000,000 shares and to create a new class of preferred stock authorizing 2,000,000 shares.

Prior to the formation of the Company, a shareholder of the Company paid for certain assets and expenses on behalf of the Company in the amount of $134,914. These transactions were recorded at the shareholder’s cost basis. In addition, on June 30, 2002, this shareholder converted $788,780 of amounts due him to equity (see Note 6).

On June 30, 2002, the Company redeemed 2,735,000 shares of its common stock. In connection with this transaction, a subordinated promissory note was issued to the shareholder in the amount of $1,335,861 bearing interest at 8% with principal and interest payable at a rate of 20% of the Company’s adjusted quarterly net income (as defined). If not sooner paid, the unpaid principal and interest on this note shall be due and payable five years from the date of the note. In addition, 150,000 shares of common stock were cancelled during 2002 in connection with the subordinated loan conversion.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 3 – STOCK OPTIONS

During October 2002, the shareholders of the Company approved the Long-Term Incentive Plan (the “Plan”), a stock option plan which includes incentive and non-qualified stock options and restricted stock. The aggregate number of shares of common stock that may be granted by the Company will not exceed a maximum of 1,500,000 shares during the period of the Plan which became effective as of January 1, 2002.

The option price per share shall be at least the fair market value (as determined by the Compensation Committee or, in lieu thereof, the Board of Directors) of the common stock on the date the stock option is granted or based on daily quotes from an exchange or quotation system designated by the Compensation Committee as the primary market for the shares. If at any time a stock option is granted, an employee owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the terms of the stock option shall specify that the option price shall be at least 110% of the fair market value of the stock subject to the option, and shall be exercisable for up to 5 years from the date of grant.

If for any reason a change in control of the Company occurs, or in the sole discretion of the Compensation Committee or, in lieu thereof, the Board of Directors, all shares subject to the stock option plan shall immediately become vested and exercisable. The Board of Directors may discontinue the Plan at any time, and may amend it from time to time. Certain amendments require shareholders’ approval.

Information with respect to all options is as follows:

	Long-Term Incentive Plan	Non-qualified Options	Total	Exercise Price Range	Weighted Average Exercise Price
Balances, January 1, 2002	0	0	0	$—	$—
Granted	647,500	367,750	1,015,250	$2.00 – $5.00	$2.00 – $5.00
Forfeited	0	0	0	$—	$—

Balances, December 31, 2002	647,500	367,750	1,015,250	$2.00 – $5.00	$2.00 – $5.00

Number of options exercisable at December 31, 2002	128,750	367,750	496,500	$2.00 – $5.00	$3.91

At December 31, 2002, 484,750 share options were available for future grant under the Plan.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 3 – STOCK OPTIONS (Continued)

The following table summarizes additional information regarding all stock options outstanding at December 31, 2002:

Exercise Prices	Number Outstanding at December 31, 2002	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2002	Weighted Average Exercise Price
$2.00	647,500	5 years	$2.00	128,750	$2.00
$2.50	62,000	5 years	$2.50	62,000	$2.50
$5.00	305,750	5 years	$5.00	305,750	$5.00

The Company measured compensation cost based on the fair value of the options at the grant date for December 31, 2002, consistent with the method prescribed by SFAS 123. Under this measurement, the Company’s net loss and loss per common share were unaffected.

		December 31, 2002
Net Loss	As reported		$(1,605,857)
	Pro forma		$(1,605,857)
Basic and diluted loss per common share	As reported Pro forma	$ $	(0.29 (0.29	) )

The fair value of each option grant was estimated at the date of the grant using the Black-Schoels option pricing model with the following assumptions for 2002: risk-free interest rate of 1.74%; no dividend yield; expected life of 5 years; and volatility of 0%.

During the initial phase-in period of applying SFAS 123 for pro forma disclosure purposes, the results may not be representative of the effects on reported net income (loss) for future years because options vest over several years and additional grants generally are made each year.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2002 and 2001:

	December 31, 2002	December 31, 2001
Furniture & fixtures	$50,963	$50,963
Office equipment	6,815	6,815
Software	175,649	175,649
Leasehold improvements	121,605	118,761

	355,032	352,188
Accumulated depreciation	(108,560)	(29,346)

	$246,472	$322,842

NOTE 5 – INTANGIBLE ASSETS

The Company has incurred costs to patent the delivery systems it uses to package its vitamins, the “VitaCube.” The Company also acquired a domain name to enhance its presence on the Internet and boost e-commerce sales of its products.

NOTE 6 – DUE TO SHAREHOLDERS AND SHAREHOLDER SUBORDINATED LOAN

The Company’s shareholders advanced monies to the Company totaling $1,276,552 as of December 31, 2001 to support the continuing operations of the Company. The advances are due on demand and earn interest at 8%. As of December 31, 2001, accrued interest on these advances amounted to $73,621. During the year ended December 31, 2002, one of the shareholders converted $788,780 to equity of advances due him for advances made and two notes totaling $300,000 to subordinated promissory notes (the “Notes”). In addition, during 2002 another shareholder of the Company converted $1,335,861 of advances and accrued interest due him to a subordinated promissory note. The Notes bear interest at 8% per annum with principal and interest payable from 5% of adjusted quarterly net income (as defined). The Notes, if not satisfied in five years, will be due on June 30, 2007 and September 30, 2007, respectively. Accrued interest on these notes for the year ended December 31, 2002 amounted to $70,677. As of December 31, 2002, a shareholder advanced an additional $13,442 to the Company.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The Company leases office and warehouse space from a related party. Minimum future rentals at December 31, 2002 under these agreements approximate:

December 31,
2003	$74,200
2004	38,800

Total	$113,000

Rent expense approximated $46,800 and $43,800 for the years ended December 31, 2002 and 2001, respectively.

During the year ending December 31, 2002, the Company obtained bridge financing from an unrelated entity totaling $300,000, bearing interest at 10%, payable at the earlier of the completion of the public offering or one year from the date received. In addition, the Company’s president and major shareholder advanced $200,000 of additional financing as of December 31, 2002.

The Company is involved in litigation that is in the preliminary stages. In this matter, indeterminate amounts are sought. Management, after review and discussion with counsel, believes the Company has meritorious defenses and intends to vigorously defend itself in this matter, but it is not feasible to predict or determine the final outcome at the present time.

NOTE 8 – GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has incurred net losses of $1,605,857 and $1,053,750 for the years ended December 31, 2002 and 2001, respectively. In addition, the Company has a net shareholder’s deficit of $1,694,643 and $577,566 as of December 31, 2002 and 2001, respectively.

In view of these matters, realization of a significant portion of the assets in the accompanying balance sheet is dependent on the continued operations of the Company, which in turn is dependant on the success of future operations. The Company has been developing awareness of its product and has actively marketed its product at sporting events and within the fitness community. However, the Company is relying on shareholder advances and other financing to continue operations as it develops its customer base. Within time, management believes that demand for its products will develop to allow the Company to become profitable.

VITACUBE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, State of Colorado, on August 21, 2003.

INSTANET, INC.

By	/s/ SANFORD D. GREENBERG

Sanford D. Greenberg